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                       SECURITIES  AND  EXCHANGE  COMMISSION
                            Washington,  D.C.  20549

                                   Form 8-K
                                Current Report

                        PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES AND EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported):  February 3, 1998


                          Commission File Number 1-12480

                        LOUIS  DREYFUS  NATURAL  GAS  CORP.
            (Exact name of registrant as specified in its charter)


                OKLAHOMA                             73-1098614
    (State or other jurisdiction of                (IRS Employer
     incorporation or organization)             Identification No.)

14000 QUAIL SRINGS PARKWAY, SUITE 600
       OKLAHOMA CITY, OKLAHOMA                           73134
(Address of principal executive office)               (Zip code)

    Registrant's telephone number, including area code:  (405) 749-1300

                                     NONE
(Former name, former address and former fiscal year, if changed since last report.)








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                         LOUIS DREYFUS NATURAL GAS CORP.
                                   FORM 8-K
                               FEBRUARY 3, 1998



ITEM 7 --  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of businesses acquired.
     Not applicable.

(b)  Pro forma financial information.
     Not applicable.

(c)  Exhibits.

     On February 3, 1998, the Company reported its financial results for the three months and the year ended December 31, 1997 and its proved reserves position as of December 31, 1997. The associated news release is attached as an exhibit to this filing.

     Exhibit 99.1 -- News Release Reporting Financial Results for the Three Months and the Year ended December 31, 1997 and the Company's Proved Reserves Position as of December 31, 1997.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LOUIS DREYFUS NATURAL GAS CORP.


Date: February 5, 1998         By: /s/  Jeffrey A. Bonney
                                   -------------------------------------------
                                   Jeffrey A. Bonney
                                   Executive Vice President and
                                   Chief Financial Officer

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